Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

GOTHAM TOTAL RETURN FUND

Institutional Class Shares
GTRFX

of

FundVantage Trust

PROSPECTUS

May 20, 2015

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

GOTHAM TOTAL RETURN FUND

Investment Objective

The Gotham Total Return Fund (the "Fund") seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[2]	0.25%
Total Acquired Fund Fees and Expenses ("AFFE")[3]	3.65%
AFFE Attributable to Acquired Fund Management Fees	2.00%
AFFE Attributable to Acquired Fund Dividend and Interest Expense on Securities Sold Short	1.40%
AFFE Attributable to Acquired Fund Other Expenses	0.25%
Total Annual Fund Operating Expenses[4]	3.90%
Fee Waivers and/or Expense Reimbursements[5]	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	3.90%

1  Gotham Asset Management, LLC ("Gotham" or the "Adviser") is not entitled to receive an investment advisory fee on Fund assets invested in mutual funds advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), but is entitled to receive an investment advisory fee of 2.00% of the Fund's average net assets invested in investments other than an underlying fund. While Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, it does receive an investment advisory fee from each underlying fund as investment adviser to such funds. It is estimated that the Fund's assets will only be invested in underlying funds during its first year of operations.

2  "Other Expenses" are based on estimated amounts for the current fiscal year.

3  "Total Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

4  "Total Annual Fund Operating Expenses" will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund's annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5  The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses, excluding taxes, "Acquired Fund Fees and Expenses," dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions, do not exceed 0.25% (on an annual basis) of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until January 31, 2019, unless the Board of Trustees of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$392	$1,189

Portfolio Turnover

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund, and the Fund to the extent it invests in assets other than funds, does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the Fund. The Fund's portfolio turnover is only shown once the Fund has completed its first fiscal year of operations.

Summary of Principal Investment Strategies

The Fund seeks to achieve its objective by investing in other funds as well as other types of investments as described below. By following the investment strategy described below, the Fund hopes to achieve its investment objective and in doing so, outperform the investment returns of the top ranked university endowments over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle.

The Fund intends to allocate the majority of its assets among mutual funds advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"). The underlying funds are expected to primarily consist of Gotham Absolute 500 Fund, Gotham Enhanced 500 Fund, Gotham Neutral Fund and Gotham Index Plus Fund. Each of the underlying funds utilize a long/short equity strategy with varying levels of net equity exposure (long positions less short positions) ranging from approximately 0% – 25% for the Gotham Neutral Fund to approximately 70% – 100% for the Gotham Enhanced 500 Fund. The Adviser expects that the net long equity market exposure for the Fund will be in the range of approximately 40% – 80% during normal market conditions. The Fund's allocation to the underlying funds and investments will be rebalanced based on the Adviser's current assessment of market conditions.

As a fund of funds, in addition to the underlying funds, the Fund may purchase shares of other registered investment companies where the investment adviser is not the same as, or affiliated with, Gotham, including ETFs. The Fund may also invest in equity and equity-related securities directly. Equity and equity-related securities include common and preferred stock warrants and rights. When investing in equity and equity-related securities, the Adviser will purchase securities it believes are undervalued and short securities it believes are overvalued.

The Underlying Funds

Each of the underlying funds takes long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser's analysis of the issuer's financial reports and market valuation. The underlying funds generally invest in U.S. common stocks.

For each of the underlying funds, the Adviser employs a systematic bottom-up approach based on the Adviser's proprietary analytical framework. This approach consists of:

•  Researching and analyzing each company in the Adviser's coverage universe according to a proprietary methodology that emphasizes fundamentals such as recurring earnings, capital efficiency and valuation;

•  Identifying and excluding companies that do not conform to the Adviser's valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on proprietary valuations.

Generally, each of the underlying fund's long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser's assessment of value. Similarly, the short portfolio of each underlying fund is weighted most heavily towards those short positions selling at the largest premium to the Adviser's measures of value. The underlying funds are rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolios to reflect ranking changes resulting from earnings releases and other new information related to particular companies.

Each of the underlying fund's investment of the proceeds of short sales creates leverage in such underlying fund, which may amplify changes in such underlying fund's net asset value. The underlying funds also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The underlying funds will invest cash collateral received in securities consistent with their principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

•  Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds' investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders will bear the indirect proportionate expenses of investing in the underlying funds.

•  Asset Allocation Risk: The risk that the selection by a manager of the underlying funds and the allocation of the Fund's assets among the underlying funds will cause the Fund to underperform other funds with similar investment objectives. The Fund's investment in any one underlying fund or asset class may exceed 25% of the Fund's total assets, which may cause it to be subject to greater risk than a more diversified fund.

•  Equity Securities Risk: The Fund and underlying funds may invest in equity securities. Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company's assets including debt holders. The value of equity securities could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Equity investments risk a loss of all or a substantial portion of the investment.

•  Market Risk: The Fund and each underlying fund are subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund or an underlying fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund or an underlying fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund and/or the underlying funds that it believes are undervalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Conversely, the Fund and/or an underlying fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: The Adviser intends, on behalf of the Fund or an underlying fund, to short securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund's or underlying fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund or underlying fund's ability to engage in short selling. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with an underlying fund's open short positions. These types of short sales expenses (sometimes referred to as the "negative cost of carry") reduce the performance of the Fund and/or an underlying fund. The Fund or underlying fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

•  Leverage: The Adviser intends, on behalf of the Fund and/or the underlying funds, to utilize leverage through its investment of short sale proceeds. The use of leverage allows the Fund or underlying fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of a fund's portfolio. The effect of the use of leverage by a fund in a market that moves adversely to its investments could result in substantial losses to an underlying fund and the Fund, which would be greater than if the Fund or underlying fund were not leveraged.

  The short sale proceeds utilized by the Fund or underlying fund to leverage investments are collateralized by all or a portion of the Fund's or the underlying fund's portfolio, respectively. Accordingly, the Fund or an underlying fund will pledge its securities in order to obtain leverage. Should the securities pledged to brokers to secure the Fund's or underlying fund's margin accounts decline in value, the Fund or underlying fund could be subject to a "margin call", pursuant to which the Fund or underlying fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund or underlying fund can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund or an underlying fund will be able to secure or maintain adequate financing. The utilization of short sale proceeds for leverage will cause the Fund or underlying fund to be subject to fees, transaction and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund or an underlying fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund and underlying fund to potential risks. For example, by relying on such data Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund or an underlying fund could incur losses or miss out on gains on such investments before the errors are identified and corrected. The Adviser does not reimburse the Fund or an underlying fund for database errors.

•  Systems Risks: The Fund and the underlying funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund and underlying funds' portfolios, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. Any such defect or failure could have a material adverse effect on the Adviser's activities. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred. The Adviser does not reimburse the Fund or an underlying fund for database errors clients for losses related to system failures.

•  Portfolio Turnover Risk: The Fund and the underlying funds may sell their securities, regardless of the length of time that they have been held, if the investment adviser of such fund determines that it would be in the fund's best interest to do so. The Fund and the underlying funds may frequently adjust the size of their long and, to the extent applicable, short positions. These transactions will increase a fund's "portfolio turnover" and the fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs to a fund and in higher net taxable gain for shareholders, and may reduce a fund's returns.

•  Securities Lending Risk: Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially. The Fund or the underlying funds could also lose money if their short-term investment of the cash collateral declines in value over the period of the loan.

•  Limited History of Operations: The Fund and certain of the underlying funds are recently formed mutual funds and have a limited history of operations.

Performance Information

The Fund's performance information is only shown when the Fund has had a full calendar year of operations.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

The minimum initial investment in shares of the Fund is $250,000. The minimum additional investment in shares of the Fund is $5,000. Please visit www.Gothamfunds.com for more information.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "Exchange") is open and through the means described below.

Purchase or Redemption by Mail:

Applications can be found at Gothamfunds.com and can be sent to the addresses below:

Regular Mail:

Gotham Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

Gotham Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

Purchase by Wire:

Please contact Fund shareholder services ("Shareholder Services") toll-free at (877) 974-6852 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at (877) 974-6852.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information or visit www.Gothamfunds.com.

MORE INFORMATION ABOUT THE FUND'S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Gotham Total Return Fund (the "Fund") seeks long-term capital appreciation. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval upon 30 days' notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES

The Fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the Adviser will use on a day-to-day basis to achieve the Fund's investment objective. This section provides more information about these strategies and other strategies the Fund may use under normal market conditions. Additional information about these investment strategies and practices and related risks, and other strategies the Fund may use, is also provided in the Fund's Statement of Additional Information ("SAI").

The Fund may directly: (i) purchase U.S. government securities and short-term paper; (ii) purchase shares of other registered investment companies within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act"); (iii) purchase shares of other registered investment companies where the investment adviser is not the same as, or affiliated with, Gotham, including ETFs; (iv) invest in equity and equity-related securities; (v) invest in fixed-income securities and (vi) make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

Although the use of ETFs is not a principal investment strategy of the Fund, the Fund may invest in ETFs. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses, the Fund's shareholders may also indirectly bear similar expenses of an ETF.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may also temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund's SAI:

•  Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds' investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders will bear the indirect proportionate expenses of investing in the underlying funds.

•  Asset Allocation Risk: The risk that the selection by a manager of the underlying funds and the allocation of the Fund's assets among the various asset classes and market segments as defined by the Adviser will cause the Fund to underperform other funds with a similar investment objective. The Fund's investment in any one underlying fund or asset class may exceed 25% of the Fund's total assets.

•  Equity Securities Risk: The Fund and underlying funds may invest in equity securities. Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The value of equity securities purchased by the Fund or an underlying fund could decline if the financial condition of the companies the Fund or an underlying fund invests in decline or if overall market and economic conditions deteriorate. Equity holders are subordinate to all other claims on a company's assets including debt holders; therefore, the Fund or an underlying fund could lose money if a company in which it invests becomes financially distressed.

•  Market Risk: The Fund and each underlying fund is subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund or an underlying fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund or an underlying fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund and/or the underlying funds that it believes are undervalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Conversely, the Fund or an underlying fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: The Adviser intends, on behalf of the Fund or an underlying fund, to short securities. Short sales are transactions in which an underlying fund sells a security it does not own, with the goal of purchasing the security at a later date at a lower price. When affecting a short sale, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Although the Fund's or underlying fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. The Fund or underlying fund also is required to earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or underlying fund's needs for immediate cash or other liquidity.

  The Fund or underlying fund's investment performance also may suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities it borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or underlying fund's open short positions.

When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or underlying fund's unrealized gain or reduces the Fund's or underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or underlying fund is obligated to pay is greater than the interest earned by the Fund or underlying fund on investments, the performance of the Fund or underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will reduce the performance of the Fund and/or an underlying fund. The Fund or an underlying fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

  Until the Fund or an underlying fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's or underlying fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's or underlying fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund or underlying fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund or underlying fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund or underlying fund must maintain sufficient liquid assets, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's or underlying fund's investment flexibility, as well as its ability to meet other current obligations.

•  Leverage: The Adviser intends, on behalf of the Fund and/or the underlying funds, to utilize leverage through its investment of short sales proceeds. The use of leverage allows the Fund or underlying fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of a fund's portfolio. The effect of the use of leverage by a fund in a market that moves adversely to its investments could result in substantial losses to an underlying fund, which would be greater than if the Fund or underlying fund were not leveraged.

  The short sale proceeds utilized by the Fund or underlying fund to leverage investments are collateralized by all or a portion of the Fund's or the underlying fund's portfolio, respectively. Accordingly, the Fund or an underlying fund will pledge its securities in order to borrow or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund's or underlying fund's margin accounts decline in value, the Fund or underlying fund could be subject to a "margin call", pursuant to which the Fund or underlying fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund or underlying fund can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund or an underlying fund will be able to secure or maintain adequate financing. The utilization of short sale proceeds for leverage will cause the Fund or underlying fund to be subject to fees, transaction and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund or an underlying fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund and underlying fund to potential risks. For example, by relying on such data Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund or an underlying fund could incur losses or miss out on gains on such investments before the errors are identified and corrected. The Adviser does not reimburse the Fund or an underlying fund for database errors.

•  Systems Risks: The Fund and the underlying funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund and underlying funds' portfolios, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. Any such defect or failure could have a material adverse effect on the Adviser's activities. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred. The Adviser does not reimburse the Fund or an underlying fund for database errors clients for losses related to system failures.

•  Portfolio Turnover Risk: The Fund and the underlying funds may sell their securities, regardless of the length of time that they have been held, if the investment adviser of such fund determines that it would be in the fund's best interest to do so. The Fund and the underlying funds may frequently adjust the size of their long and, to the extent applicable, short positions. These transactions will increase a fund's "portfolio turnover" and the fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs to a fund and in higher net taxable gain for shareholders, and may reduce a fund's returns.

•  Securities Lending Risk: The Fund or an underlying fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund's or underlying fund's total assets.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund's or underlying fund's ability to vote the securities on loan. If a loan is collateralized by cash, the Fund or underlying fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund's or underlying fund's earnings on the collateral. Because the Fund or underlying fund may invest collateral in any investments in accordance with its investment objective, the Fund's or underlying fund's securities lending transactions may result in investment leverage. The Fund or underlying fund bears the risk that the value of investments made with collateral may decline. The Fund or underlying fund bears the risk of total loss with respect to the investment of collateral.

•  Limited History of Operations: The Fund and certain of the underlying funds are recently formed mutual funds and have a limited history of operations.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of their portfolio securities is available in the Fund's SAI, which is available, free of charge, by calling (877) 974-6852 and on the Fund's website at www.Gothamfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Gotham is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. Gotham is a value-oriented investment firm managing long/short and long-only investment strategies. In addition to serving as the investment adviser to the Fund, Gotham provides portfolio management services to other mutual funds, private funds and separately managed accounts. As of March 1, 2015, Gotham had approximately $10.2 billion in net assets under management. Gotham, subject to the general oversight of the Trust's Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.

Gotham is not entitled to receive an investment advisory fee on Fund assets invested in underlying funds, but is entitled to receive an investment advisory fee of 2.00% of the Fund's average net assets invested in investments other than an underlying fund. Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund but does receive an investment advisory fee from each underlying fund as investment adviser to such funds.

A discussion of the basis for the Board of Trustees' approval of the investment management contract between the Adviser and the Trust, on behalf of the Fund, will be provided in the Fund's first annual or semi-annual report to shareholders following the commencement of operations.

The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to: (i) the allocation of the Adviser's time and resources between the Fund and other investment activities; (ii) the allocation of investment opportunities by the Adviser and its affiliates among the Fund and other clients; (iii) compensation to the Adviser; (iv) investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; (v) the formation of additional investment funds by the Adviser; (vi) differing recommendations given by the Adviser to the

Fund versus other clients; and (vii) restrictions on the Adviser's use of "inside information" with respect to potential investments by the Fund. The Fund's SAI provides additional information about conflicts of interest.

PORTFOLIO MANAGERS

Joel Greenblatt, Co-Chief Investment Officer & Portfolio Manager, serves as a Managing Principal and Co-Chief Investment Officer of Gotham Asset Management, LLC, the successor to Gotham Capital, an investment firm he founded in 1985. Since 1996, he has been a professor on the adjunct faculty of Columbia Business School where he teaches "Value and Special Situation Investing." Mr. Greenblatt is a director of Pzena Investment Management, Inc., a global investment management firm. He formerly served on the Investment Boards of the University of Pennsylvania and the UJA Federation. Mr. Greenblatt is the author of You Can Be A Stock Market Genius (Simon & Schuster, 1997), The Little Book that Beats the Market (Wiley, 2005), The Little Book that Still Beats the Market (Wiley, 2010), and The Big Secret for the Small Investor (Random House, 2011). He was the Chairman of the Board (1994 – 1995) and a board member (1994 – 2000) of Alliant Techsystems, a NYSE-listed aerospace and defense contractor. He holds a BS (1979), summa cum laude, and an MBA (1980) from the Wharton School of the University of Pennsylvania.

Robert Goldstein, Co-Chief Investment Officer & Portfolio Manager, serves as a Managing Principal and Co-Chief Investment Officer of Gotham Asset Management, LLC, the successor to Gotham Capital, which he joined in 1989. Mr. Goldstein also founded and served as Managing Partner (1989 – 1997) of Metropolis Partners, a value and special situation investment partnership managing capital on behalf of institutions and wealthy individuals. Mr. Goldstein briefly served on the Executive Committee of the Board of Directors of Old Guard Group, Inc., a publicly-traded insurance company, prior to its being acquired by the Westfield Companies in 2000. He holds a BA (1988), magna cum laude, from Tufts University.

The Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of Fund shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its NAV. The NAV per share of the Fund is calculated as follows:

The Fund's NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Valuation Committee. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Shares are offered on a continuous basis by Foreside Funds Distributors LLC (the "Underwriter") and are sold without any sales charges. Purchase orders are effected at the NAV next computed after the Fund has received your purchase order. Purchase orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order.

The minimum initial investment in shares of the Fund is $250,000. Additional investments in the Fund may be made in the amount of $5,000. The minimum initial investment and additional investment requirement may be waived for persons including, without limitation, clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children. You may purchase shares as specified below.

Sales of the Fund's shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Shares are available to individuals, corporations and other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others who can meet the required investment minimum. If you purchase shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization. If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares.

TO OPEN AN ACCOUNT

By Mail

You may purchase shares by sending a check drawn on a U.S. bank payable to the Fund along with a completed application. The application may be found at www.Gothamfunds.com. If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $250,000. Send the check and application to:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(877) 974-6852

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler's checks, cashier's checks, bank checks, official checks and treasurer's checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser at (212) 319-4100 for more information or visit www.Gothamfunds.com.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (877) 974-6852 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned. Please make sure your wire is for at least $250,000. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day's price per share. Your bank may charge a wire fee.

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure your check is for at least $5,000. Mail the slip and your check to:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

By Wire

Please call Shareholder Services toll-free at (877) 974-6852 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $5,000.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Online at Gothamfunds.com

Current shareholders with accounts direct with FundVantage Trust may purchase additional shares at www.Gothamfunds.com.

Purchase Price

Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. "Good order" means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees for other services and may require higher minimum investments or impose other limitations on buying and selling shares of the Fund. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information or visit www.Gothamfunds.com.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with "financial intermediaries" pursuant to which they will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser, if applicable, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund's shares in communications with a financial intermediaries' customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund's shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees or referral fees that vary depending on the Fund and dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund's shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund's shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell the Fund's shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of the Fund's shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled "Additional Compensation to Financial Intermediaries" located in the SAI.

Rights Reserved by the Fund

The Fund reserves the right to:

•  reject any purchase order;

•  suspend the offering of shares;

•  vary the initial and subsequent investment minimums;

•  waive the minimum investment requirement for any investor; and

•  redeem accounts with balances below the minimum after 30 days' written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of their investment portfolio is generally referred to as "market timing." Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% on shares redeemed within ninety (90) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund's Chief Compliance Officer ("CCO") reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Fund will apply its procedures in a manner that, in the Fund's judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund's excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may "redeem" or sell your shares on any day the Exchange is open, either directly through the Fund's transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. "Good order" means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 1.00% on proceeds of shares redeemed within 90 days following their acquisition (see "Redemption Fee").

Redemption Fee

The Fund charges a redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The Fund is not intended to accommodate short-term trading.

The 1.00% redemption fee will not be charged on the following transactions:

1.  Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2.  Redemptions requested following (a) the death of a shareholder, or (b) the post-purchase "disability" or "hardship" (as such terms are defined by the Code or the rules and regulations thereunder) of the shareholder or as required by law (i.e., a divorce settlement) provided that such death, disability, hardship or other event (i.e., divorce settlement) occurs after the shareholder's account was established with the Fund;

3.  Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.  Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.  Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6.  Redemptions by certain funds of funds and certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and

7.  Redemptions for systematic withdrawal plans.

All orders to sell shares of one fund advised by the Adviser and purchase shares of another fund advised by the Adviser will be subject to any redemption fee applicable to the shares sold and any holding period and redemption fee applicable to the shares purchased.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder's account will be charged for any loss. The Fund reserves the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•  Write a letter of instruction that includes the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•  Include all signatures and any additional documents that may be required.

•  Mail your request to:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(877) 974-6852

•  A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•  The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•  The Fund requires a medallion signature guarantee if the written redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (877) 974-6852. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Online

Current shareholders with accounts direct with FundVantage may purchase or redeem shares at www.Gothamfunds.com.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund may charge a redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition (see "Redemption of Shares — Redemption Fee").

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Gotham Fund (Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Fund, Gotham Enhanced 500 Fund, Gotham Neutral Fund, Gotham Total Return Fund and Gotham Index Plus Fund) for shares in another Gotham Fund, up to four times per year, and not more frequently than once in any month. An exchange means that you purchase shares of a Fund using the proceeds from the simultaneous redemption of your shares in another Fund. Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. An exchange will be treated as a sale for Federal income tax purposes. See "More Information about Taxes" for a discussion of the tax consequences of an exchange of shares in one fund for shares in a different fund.

Exchange transactions will be subject to the requirements of the particular Fund into which the exchange is desired to be made, including the investment minimum. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than a Fund's minimum investment requirement for a new account. Exchange transactions will be subject to a Fund's redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition, whether acquired through purchase or exchange (with the exception of shares acquired through the reinvestment of dividends and/or capital gain distributions).

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of a Fund and increase transaction costs, the Funds have established that shareholders are entitled to four (4) exchange redemptions per year, and not more frequently than once in any month. Notwithstanding the foregoing, the Funds reserve the right to reject any purchase request (including exchange purchases from another Fund) that is deemed to be disruptive to efficient portfolio management.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares of the Fund directly through such Fund's transfer agent, BNY Mellon Investment Servicing.

Account Minimum

You must keep at least $100,000 worth of the Fund's shares in your account to keep the account open. If, after giving you 30 days' prior written notice, your account value is still below $100,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. The account minimum may be waived for persons including clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call Shareholder Services toll-free at (877) 974-6852 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund, or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Shareholder Services toll-free at (877) 974-6852.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions, and distributions, call Shareholder Services from Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free at (877) 974-6852.

Account Statements

The Fund provides you with these helpful services and information about your account:

•  a confirmation statement after every transaction;

•  monthly account statements reflecting transactions made during the month;

•  an annual account statement reflecting all transactions for the year; and

•  tax information, after the end of each year, a copy of which will also be filed with the Internal Revenue Service ("IRS"), if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (877) 974-6852 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (a "RIC") under the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions provided in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax on a graduated basis at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for "qualified dividend income" and ordinary rates for all other distributions, except for those treated as a return of capital.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid "buying a dividend," check the Fund's distribution schedule before you invest.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as "qualified dividend income" are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund's holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax. Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual's (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. Beginning July 1, 2014, the Fund will be required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder's shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund's SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

UNDERLYING FUND INFORMATION

The Fund invests primarily in underlying funds. Therefore, the fund's investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund's prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the underlying Gotham funds, which contain this and other information, visit our website at www.Gothamfunds.com.

Underlying Gotham Funds:

Gotham Absolute Return Fund

Gotham Absolute 500 Fund

Gotham Enhanced Return Fund

Gotham Enhanced 500 Fund

Gotham Index Plus Fund

Gotham Neutral Fund

GOTHAM TOTAL RETURN FUND

of

FundVantage Trust

(877) 974-6852

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request or can be accessed at www.Gothamfunds.com:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments including performance data, information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports will be available, free of charge, by calling (877) 974-6852 or on the Fund's website at www.Gothamfunds.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (877) 974-6852 or on the Funds' website at www.Gothamfunds.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029 (877) 974-6852
9:00 a.m. to 5:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the SEC's Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.